                                                 LOGO  1997
                                                 SEMI-ANNUAL REPORT

                                                 SIX MONTHS ENDED
                                                 DECEMBER 31, 1997

--------------------------------------------------------------------------------
                         CIRCLE  INCOME  SHARES,  INC.
--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
CORPORATE DESCRIPTION
--------------------------------------------------------------------------------

Circle Income Shares, Inc. ("the Company") is a closed-end investment company with $33.5 million in net capital as of December 31, 1997. The primary investment objective of the Company is to provide as high a level of current income as is consistent with prudent investment risk through investment principally in debt securities, with capital appreciation as a secondary investment objective. The Company primarily invests in Corporate and mortgage-backed fixed income securities including some high yield, high risk fixed-income securities of domestic and foreign companies. The Company's stock is traded on the over-the-counter market as a national issue, under the NASDAQ symbol CINS. Banc One Investment Advisors Corporation is the Company's investment advisor.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Report from Management..........................................................        1
Schedule of Portfolio Investments...............................................      2-3
Statement of Assets and Liabilities.............................................        4
Statements of Changes in Net Assets.............................................        5
Statement of Operations.........................................................        6
Notes to Financial Statements...................................................      7-8
Financial Highlights............................................................        9
Dividend Reinvestment Plan......................................................    10-12
Board of Directors..............................................................
Officers........................................................................

--------------------------------------------------------------------------------

The Company's 1997 Annual Meeting of Shareholders was held on November 19, 1997. The Directors listed below were all duly elected at that meeting at which, of the 2,797,416 shares entitled to vote, 2,184,968 shares were represented. The following votes were recorded in the affirmative for the Directors:

Ford               2,164,845    Glor          2,163,874
Hazelbaker         2,164,845    Hunt          2,164,845
Keckley            2,161,826    Plaster       2,164,345

2,142,310 shares were voted in favor of the appointment of Arthur Anderson LLP, as the Company's Auditors: 23,457 shares were voted against the proposal and 19,201 shares abstained

--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
REPORT FROM MANAGEMENT
--------------------------------------------------------------------------------

     This Semi-Annual Report reviews the six-month period ended December 31, 1997, and represents the first six months of your Company's 1998 fiscal year. Net investment income during this period was $1,219,528 or $0.44 per share compared to net investment income of $1,229,643 or $0.44 per share earned during the comparable period in fiscal 1997. The net asset value was $11.99 per share on December 31, 1997 compared with $11.79 a year ago, and $11.82 per share as of the fiscal year ended June 30, 1997.

     Interest rates decreased steadily during the second half of calendar year 1997. Yields for five year maturity United States Treasury Notes began the fiscal year on June 30, 1997 at the six month high of 6.38% and finished the calendar year on December 31, 1997 within two basis points of their lows for the six month period. The shape of the yield curve flattened dramatically with the yield difference between thirty-year and two-year maturity Treasury issues falling to 0.28% at year-end, from 0.72% on June 30, 1997. For the full calendar year, interest rates as represented by the five year Treasury Note declined from 6.21% at the outset of the year to close 1997 at 5.71%, a decrease of 0.50%.

     Declining interest rates produced respectable fixed income returns for the calendar year 1997. The Lehman Aggregate Index, a market indicator of general bond returns, completed the year with a total return of 9.65%. The total return of the Circle Income Shares portfolio exceeded the performance of the Aggregate Index. The best performing sectors for the year in the bond market included mortgages and high yield corporate bonds.

     Interest rate declines during the year were driven by continued good news on the inflation front, progress on reducing the Federal Government's budget deficit, and the unfolding Asian debt crisis near the end of the year. Inflation, as measured by the Consumer Price Index, was the lowest in eleven years, only 1.7% during 1997, compared to 3.3% for the year 1996. The Federal Government's projected budget surplus for 1998 buoyed investor confidence that federal spending was coming under control. Developments in the Far East moderated domestic economic forecasts and also provided additional Treasury issue demand from investors seeking a safe-haven.

     Yields on mortgages and corporate securities have sunk to lows not seen in years. These lower market yields will translate to lower dividend distributions from the Circle Portfolio. In this lower yield environment, your Company's management remains committed to fulfilling our primary investment objective of providing a high level of current income consistent with prudent investment risk.

     LOGO                             LOGO
     Bruce J. Glor                    Jeffrey W. Fountain
     President                        Executive Vice President & Chief Investment Officer

      January 23, 1997

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                                        1

CIRCLE INCOME SHARES, INC.
SCHEDULE OF PORTFOLIO OF INVESTMENTS (NOTE 1)
--------------------------------------------------------------------------------

DECEMBER 31, 1997              (ALL AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

  PRINCIPAL                                                                                                           MARKET
    AMOUNT                                                                                                             VALUE
                  SHORT-TERM OBLIGATIONS (0.33%)*
   $  111.2       American Express Capital Corporation 6.55% Commercial Paper, due 1/2/98.......................          $111.2
                                                                                                                     -----------

                  TOTAL SHORT-TERM OBLIGATIONS (COST $111.2)....................................................          $111.2
                                                                                                                     -----------
                  U.S. GOVERNMENT INSTRUMENTALITY OBLIGATIONS (24.14%)*
                  Government National Mortgage Association, Single Family:
       22.2       13.00%, due 1/15/15, Pool # 121789............................................................           $26.6
      159.7       9.00%, due 9/15/16, Pool # 179836.............................................................           174.0
       79.1       9.00%, due 10/15/16, Pool # 170831............................................................            86.1
       26.8       9.00%, due 6/15/18, Pool # 234162.............................................................            29.1
      145.2       9.00%, due 7/15/18, Pool # 216264.............................................................           157.8
       41.2       9.00%, due 11/15/19, Pool # 275501............................................................            44.8
      141.6       9.00%, due 3/15/20, Pool # 160559.............................................................           153.5
       70.7       10.00%, due 11/15/20, Pool # 299559...........................................................            78.9
       15.0       10.00%, due 11/15/20, Pool # 299818...........................................................            16.8
      231.0       9.00%, due 7/15/21, Pool # 313183.............................................................           250.3
       63.2       9.00%, due 11/15/21, Pool # 218409............................................................            68.5
      628.9       9.00%, due 1/15/22, Pool # 316247.............................................................           678.8
    2,410.0       9.00%, due 1/15/25, Pool # 369632.............................................................         2,580.9
      780.7       8.50%, due 11/15/25, Pool # 405529............................................................           820.4
      750.7       8.00%, Series 2, due 9/25/26, Pool #2285......................................................           776.2
      707.3       8.00%, Series 2, due 2/20/27, Pool #2379......................................................           731.4
                  Federal Home Loan Mortgage Corporation:
       22.7       10.00%, due 9/1/01, Pool # 213106.............................................................            24.0
       12.1       10.00%, due 7/1/02, Pool # 217946.............................................................            12.8
      155.3       8.50%, due 1/1/08, Gold Pool # 10164..........................................................           161.2
      168.7       10.25%, due 6/1/09, Pool # 160081.............................................................           183.2
       17.2       14.75%, due 3/1/10, Pool # 170027.............................................................            20.7
       11.0       14.50%, due 12/1/10, Pool # 170040............................................................            13.3
       16.8       13.50%, due 1/1/11, Pool # 170042.............................................................            20.0
       28.4       15.00%, due 3/1/11, Pool # 170045.............................................................            34.3
        4.3       14.50%, due 3/1/11, Pool # 170046.............................................................             5.2
       27.7       14.50%, due 12/1/11, Pool # 181072............................................................            33.4
        1.3       13.50%, due 10/1/12, Pool # 183150............................................................             1.6
       67.4       12.50%, due 1/1/14, Pool # 304168.............................................................            77.3
        9.3       13.00%, due 6/1/14, Pool # 170096.............................................................            11.0
                  Federal National Mortgage Association:
       34.3       10.00%, due 10/1/01, Pool # 34458.............................................................            35.6
      117.7       9.00%, due 3/1/17, Pool # 177563..............................................................           125.5
       94.3       10.00%, due 12/1/18, Pool # 68374.............................................................           103.8
      109.9       9.00% , due 1/1/19, Pool # 70318..............................................................           118.5
       53.9       10.00% , due 4/1/19, Pool # 276875............................................................            53.9
      360.9       9.00%, due 3/1/25, Pool #250228...............................................................           384.3
                                                                                                                     -----------

                  TOTAL U.S. GOVERNMENT INSTRUMENTALITY OBLIGATIONS (COST $7,788.0).............................        $8,093.7
                                                                                                                     -----------
                  CORPORATE BONDS (73.6%)*
                  Chemical (2.38%):
      750.0       Borden Chemical, 9.50% Notes, due 5/1/05......................................................          $796.9
                                                                                                                     -----------
                  Total Chemical................................................................................           796.9
                                                                                                                     -----------
                  Consumer Goods (4.43%):
      750.0       Coca Cola Femsa, 8.95% Notes, due 11/1/06.....................................................           772.5
      750.0       Nine West Group, 8.375% Senior Notes, due 8/15/05, 144A.......................................           714.4
                                                                                                                     -----------
                  Total Consumer Goods..........................................................................         1,486.9
                                                                                                                     -----------
                  Financial (11.34%):
      500.0       Citicorp, 9.75% Subordinated Capital Notes, due 8/1/99........................................           526.3
    1,000.0       First Interstate (Wells Fargo), 9.125% Subordinated Notes, due 2/1/04.........................         1,138.9

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                                        2

CIRCLE INCOME SHARES, INC.
SCHEDULE OF PORTFOLIO OF INVESTMENTS (NOTE 1)  (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 1997              (ALL AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

  PRINCIPAL                                                                                                           MARKET
    AMOUNT                                                                                                             VALUE
                  CORPORATE BONDS (CONTINUED):
   $1,000.0       Fletcher Challenge Industries Finance USA Ltd., 9% Notes, due 9/15/99.........................        $1,044.6
    1,000.0       General Motors Acceptance Corporation, 8.50% Notes, due 1/1/03................................         1,092.5
                                                                                                                     -----------
                  Total Financial...............................................................................         3,802.3
                                                                                                                     -----------
                  Healthcare (2.29%):
      750.0       Tenet Healthcare, 8.625% Senior Subordinated Notes, due 1/15/07...............................           766.9
                                                                                                                     -----------
                  Total Healthcare..............................................................................           766.9
                                                                                                                     -----------
                  Industrial (3.25%):
    1,000.0       Ford Motor Company, 9% Debentures, due 9/15/01................................................         1,089.1
                                                                                                                     -----------
                  Total Industrial..............................................................................         1,089.1
                                                                                                                     -----------
                  Lumber (5.65%):
    1,000.0       Georgia Pacific, 9.50% Debentures, due 5/15/22................................................         1,126.0
      750.0       Ryland Group, 9.625% Senior Subordinated Notes, due 6/1/04....................................           768.8
                                                                                                                     -----------
                  Total Lumber..................................................................................         1,894.8
                                                                                                                     -----------
                  Oil & Gas (2.27%):
      750.0       Noram Energy Inc., 8.64% Medium Term Notes, due 9/4/98........................................           762.2
                                                                                                                     -----------
                  Total Oil & Gas...............................................................................           762.2
                                                                                                                     -----------
                  Retail (2.38%):
      750.0       Federated Department Stores, 8.125% Senior Notes, due 10/15/02................................           799.7
                                                                                                                     -----------
                  Total Retail..................................................................................           799.7
                                                                                                                     -----------
                  Telecommunication (15.47%):
      800.0       News America Holdings, 7.75% Senior Debentures, due 1/20/24...................................           832.5
    1,000.0       Sprint Corporation, 9.50% Debentures, due 4/1/03..............................................         1,136.5
    1,000.0       Tele-Communications, Inc., 9.80% Senior Debentures, due 2/1/12................................         1,243.1
    1,000.0       Time Warner Entertainment, 8.875% Senior Notes, due 10/1/12...................................         1,172.9
      750.0       Westinghouse Electric, 8.625% Debentures, due 8/1/12..........................................           801.5
                                                                                                                     -----------
                  Total Telecommunications......................................................................         5,186.5
                                                                                                                     -----------
                  Technology (4.87%):
      750.0       Applied Materials, Inc., 8% Senior Notes, due 9/1/04..........................................           812.3
      750.0       Digital Equipment, 8.625% Debentures, due 11/1/12.............................................           821.5
                                                                                                                     -----------
                  Total Technology..............................................................................         1,633.8
                                                                                                                     -----------
                  Transportation (13.41%):
      992.0       American Airlines, Inc., 10.18% Pass-Through Certificates, Series 1991-A2, due 1/2/13.........         1,259.0
      642.0       Delta Airlines, 10% Equipment Trust Certificates, Series 1991-K, due 12/5/14, 144A............           808.3
    1,000.0       Federal Express, 9.65% Notes, due 6/15/12.....................................................         1,249.5
    1,000.0       United Airlines, 9.125% Debentures, due 1/15/12...............................................         1,178.6
                                                                                                                     -----------
                  Total Transportation..........................................................................         4,495.4
                                                                                                                     -----------
                  Yankee and Eurodollar (5.79%):
      800.0       Celulosa Arauco 7.50% Notes, due 9/15/17......................................................           795.8
      750.0       Polysindo International Finance 9.375% Notes, due 7/30/07.....................................           525.0
      750.0       Tjiwi Kimia Financial 10% Notes, due 8/1/04, 144A.............................................           622.5
                                                                                                                     -----------
                  Total Yankee & Eurodollar.....................................................................         1,943.3
                                                                                                                     -----------

                  TOTAL CORPORATE OBLIGATIONS (COST $22,865.4)..................................................       $24,657.8
                                                                                                                     -----------
                  TOTAL INVESTMENTS MARKET VALUE (COST--$30,764.6)..............................................       $32,862.7
                                                                                                                     ===========

------------------

* Percentages indicated are based on net assets of $33,534.0

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                                        3

CIRCLE INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AS OF DECEMBER 31, 1997            (ALL AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                   ASSETS:                                       1997
                                                                               ---------
Investments, at market value (identified cost $30,764.6) (Note 1)............  $32,862.7
Cash.........................................................................      202.8
Receivable from brokers for investments sold.................................       19.1
Accrued interest receivable (Note 1).........................................      698.0
Other assets.................................................................        3.5
                                                                               ---------
Total Assets.................................................................  $33,786.1
                                                                               ---------
LIABILITIES:
Accrued Expenses:
Investment advisory and custody fees.........................................  $    16.5
Transfer and dividend disbursing agent fees..................................        8.7
Other expenses...............................................................       24.1
Dividend payable (January 2, 1998 -- $0.0725 per share)......................      202.8
                                                                               ---------
Total Liabilities............................................................  $   252.1
                                                                               ---------
NET ASSETS:
Common Stock ($1.00 par value; 10,000,000 shares authorized; 2,797,416 shares outstanding)...............................................................  $ 2,797.4
Additional paid-in capital...................................................   30,969.9
Accumulated realized loss on investments.....................................   (2,331.4)
Unrealized appreciation of investments.......................................    2,098.1
Undistributed net investment income..........................................        0.0
                                                                               ---------
Net Assets applicable to outstanding shares..................................  $33,534.0
                                                                               =========
Net Asset Value per share....................................................  $   11.99
                                                                               =========

  The accompanying notes to financial statements are an integral part of this statement.

--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                               (ALL AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                SIX MONTHS        Year
                                                                  ENDED           ended
                                                               DECEMBER 31,     June 30,
                 FROM INVESTMENT ACTIVITIES                        1997           1997
                                                               ------------     ---------
OPERATIONS:
  Net investment income......................................   $  1,219.5      $ 2,464.8
  Net realized gain (loss) from security transactions........         98.8          (32.6)
  Unrealized appreciation of investments.....................        371.6          610.8
                                                                 ---------      ---------
Net increase in Net Assets resulting from operations.........      1,689.9        3,043.0
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends to shareholders from net investment income
     ($0.435 and $0.87 per share, respectively -- Note 1)....     (1,216.9)      (2,433.7)
                                                                 ---------      ---------
Net increase in Net Assets...................................        473.0          609.3
                                                                 ---------      ---------
NET ASSETS:
Beginning of Period..........................................     33,061.0       32,451.7
                                                                 ---------      ---------
End of Year (including undistributed net investment income of
  $0 and $57.1, respectively)................................   $ 33,534.0      $33,061.0
                                                                 =========      =========

  The accompanying notes to financial statements are an integral part of these statements.

--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED DECEMBER 31, 1997     (ALL AMOUNTS IN THOUSANDS, EXCEPT
SHARE DATA)

                              INVESTMENT INCOME:
  Interest Income.............................................................  $1,372.0
                                                                                --------
Expenses:
  Investment advisory fee (Note 3)............................................      83.9
  Transfer and dividend disbursing agent fee..................................      13.4
  Directors' fees and expenses................................................       9.6
  Accounting fees.............................................................      10.3
  Mailing expenses............................................................       7.9
  Custodian fee and expenses..................................................       8.9
  Printing....................................................................       6.0
  Legal fees..................................................................       3.6
  Miscellaneous...............................................................       8.9
                                                                                --------
Total Expenses................................................................     152.5
                                                                                --------
Net Investment Income.........................................................  $1,219.5
                                                                                --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investment transactions................................  $   98.8
Net unrealized appreciation on investments....................................     371.6
                                                                                --------
Net realized and unrealized gain on investments...............................     470.4
                                                                                --------
Net increase in Net Assets resulting from operations..........................  $1,689.9
                                                                                ========

  The accompanying notes to financial statements are an integral part of this statement.

--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED DECEMBER 31, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES
Circle Income Shares ("the Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management company. The Company's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risk from a diversified portfolio principally of debt securities, with capital appreciation being a secondary investment objective. The Company primarily invests in Corporate and mortgage-backed fixed income securities, including some high yield, high risk fixed-income securities of domestic companies. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

SECURITIES VALUATION
Investments in securities traded on a national securities exchange are valued at the closing price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price; short-term notes are stated at cost which approximates market value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined under procedures established by the Board of Directors.

INCOME TAXES
It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to the shareholders. Therefore, no provision for Federal income taxes is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME
Securities transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are determined on the basis of identified cost. Interest income is recorded on a daily basis and dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on ex-dividend date.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS                                        (CONTINUED)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED DECEMBER 31, 1997     (ALL AMOUNTS IN THOUSANDS, EXCEPT
PER SHARE DATA)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

NOTE 2 -- PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities other than United States government obligations and short-term notes aggregated $3,039.6 and $2,126.0, respectively.

The identified cost of investments at December 31, 1997 was $30,764.6. Had the average cost basis been used for financial statement purposes, net realized loss and unrealized appreciation would have been unchanged. Cost for Federal tax purposes differs from value at December 31, 1997 by the net unrealized appreciation of securities as follows:

                 Unrealized Appreciation                       $2,515.2
                 Unrealized Depreciation                         (417.1)
                                                               --------
                 NET UNREALIZED APPRECIATION                   $2,098.1
                                                               ========

NOTE 3 -- INVESTMENT ADVISORY FEE
For the six months ended December 31, 1997, the Company paid fees of $83.9, or 0.50% of average net assets for investment management services. The fee is based on weekly net assets at the annual rate of one-half of one percent on the first $50 million and four-tenths of one percent on the excess over $50 million.

In November 1997, the Board of Directors approved the transfer of the Company's investment advisory agreement from Bank One, Indiana, NA to Banc One Investment Advisors Corporation.

The advisory fee is subject to reduction in any year in which annual expenses (including the advisory fee, but excluding interest, taxes, brokerage fees, expenses of any future public offerings of the Company's shares and, where permitted, extraordinary expenses) exceed one and one-half percent of the average weekly net assets of the Company during the year to date. In addition, the advisor pays certain expenses in connection with the Dividend Reinvestment Plan of the Company. No other fees were received by the advisor from the Company.

--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA PER SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                 SIX MONTHS
                                   ENDED                             YEAR ENDED JUNE 30,
                                DECEMBER 31,    -------------------------------------------------------------
                                    1997          1997         1996         1995         1994         1993
                                ------------    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  year.......................    $    11.82     $   11.60    $   11.84    $   11.35    $   12.35    $   11.95
                                  ---------     ---------    ---------    ---------    ---------    ---------
Net investment income........          0.44          0.88         0.90         0.89         0.91         0.97
Net realized and unrealized
  gain (loss) on
  investments................          0.17          0.21        (0.24)        0.50        (0.96)        0.35
                                  ---------     ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in
  net asset value resulting
  from operations............          0.61          1.09         0.66         1.39        (0.05)        1.32
                                  ---------     ---------    ---------    ---------    ---------    ---------
Dividends to shareholders
  from net investment
  income.....................         (0.44)        (0.87)       (0.90)       (0.90)       (0.95)       (0.92)
                                  ---------     ---------    ---------    ---------    ---------    ---------
Net asset value, end of
  period.....................    $    11.99     $   11.82    $   11.60    $   11.84    $   11.35    $   12.35
                                  =========     =========    =========    =========    =========    =========
Market value per share, end
  of period..................    $   11.750     $  10.688    $  10.500    $  10.250    $  11.625    $  11.375
                                  =========     =========    =========    =========    =========    =========

TOTAL INVESTMENT RETURN: (1)
Based on market value per
  share......................        17.26%**       9.56%       11.15%      (4.99)%       11.89%        3.59%
Based on net asset value per
  share......................         4.96%**       9.69%        5.62%       11.45%        0.66%       11.44%

RATIOS TO AVERAGE NET ASSETS:
Total expenses...............         0.91%*        0.89%        0.89%        0.93%        0.89%        0.94%
Net investment income........         7.27%*        7.53%        8.05%        7.97%        7.61%        8.03%

SUPPLEMENTAL DATA:
Net assets at end of period
  ($000).....................    $ 33,534.0     $33,061.0    $32,451.7    $33,114.5    $31,736.2    $34,516.8
Average net assets during
  period ($000)..............    $ 33,297.5     $32,756.4    $32,783.1    $32,425.4    $33,126.5    $33,936.0
Portfolio turnover rate......         9.03%         8.52%       17.75%       34.73%       36.60%       26.86%
Number of shares outstanding
  at end of period (000).....       2,797.4       2,797.4      2,797.4      2,797.4      2,797.4      2,794.1

 * Annualized
** Not Annualized

  The accompanying notes to financial statements are an integral part of this information.

---------------

(1) Total investment return is a hypothetical rate of return to the investor which assumes that an initial investment is made at the appropriate rate (market value or net asset value) calculated on the last business day before the first day of each fiscal year. All related dividends during the year are reinvested at the appropriate rate (market value or net asset value), and the entire investment is liquidated at the appropriate price last calculated on the last business day of each fiscal year. The total return is calculated by dividing the ending value of the investment by the beginning value of the investment. Total investment return excludes the effects of any commissions.

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                                        9

DESCRIPTION OF THE DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

     Circle Income Shares, Inc. (the "Company") has a Dividend Reinvestment Plan (the "Plan") which provides that dividends and other distributions be payable, at the election of the shareholders, in shares of the Company's common stock. Any registered holder of the Company's common stock may participate in the Plan. If a shareholder's stock is registered in the name of someone else (such as a bank, broker or trustee), that registered holder may participate on the shareholder's behalf. Whether or not a third party bank, broker or trustee elects to participate in the Plan is totally within the discretion of the third party.

     For shareholders who elect to participate in the Plan, all dividends, including any distributions of capital gain, are automatically invested in additional shares of the Common Stock of the Company. The Plan does not include a provision for the investment of additional cash contributions by participants.

     An independent broker acts as the Dividend Reinvestment Plan Agent (the "Plan Agent") for all shareholders who elect to participate in the Plan. Harris Trust and Savings Bank acts as the Accounting Agent (the "Accounting Agent") and keeps the books and records for all shareholders who elect to participate in the Plan. All inquiries regarding the Plan should be sent to the Accounting Agent at the following address:
                   Harris Trust and Savings Bank
                   Shareholder Services Division
                   Attn: Circle Income Shares, Inc. Dividend Reinvestment Plan 311 West Monroe, 14th Floor
                   Chicago, Illinois 60606

     Each registered shareholder is assigned an account number. This account number should be used in all correspondence with either Agent.

     Dividends are reinvested by the Plan Agent by either (a) directing the Company to pay the dividend in cash and using the cash to buy shares in the open market, or (b) directing the Company to pay the dividend in new shares issued at net asset value. To determine which method is used, the Plan Agent compares the net asset value per share to the market price per share of the Company's common stock at the close of business five trading days before the dividend payment date. For purposes of this comparison, the Plan Agent uses the closing price plus estimated brokerage commissions, as the market price per share.

     If the net asset value is lower than the market price, the Plan Agent elects, on behalf of all participating shareholders, to take the dividend in stock and additional shares are issued by the Company and credited to the participant's account at net asset value.

     If the market price is lower than the net asset value, the Plan Agent elects, on the participating shareholder's behalf, to take the dividend in cash. The Plan Agent will aggregate the dividends of all participants and apply the dividends to the purchase of the Company's stock in the open market. The cost of the stock credited to each participating shareholder's account, if this method is used, will include the participant's proportion of any brokerage commissions and transfer taxes which the Plan Agent pays to purchase the shares in the open market. The Accounting Agent computes the average price of all shares purchased (including any brokerage commission and transfer taxes), and credits shares to each

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

participating shareholder's account on the basis of this average price. Shares purchased by the Plan Agent in the open market are acquired consistent with a policy of best price and execution.

     Regardless of the method used by the Plan Agent to reinvest dividends, once a shareholder elects to participate in the Plan, the shares credited to the shareholder's "open account" will earn dividends, and the "open account" will also be automatically reinvested. Since dividends will seldom, if ever, be in an amount sufficient to acquire an exact number of full shares, a participating shareholder's reinvestment will normally include a fractional share (computed to three decimal places). These fractional shares will also earn proportional dividends as full shares do.

     After each dividend payment, all participating shareholders will receive current statements of their accounts. These statements include information for personal and tax records, and should be permanently retained.

     There are no fees or other direct charges, except as noted in the above, to participate in the Plan. Certain costs of providing the Plan are paid by the Company's Investment Advisor, except for costs of registration under applicable securities laws, if it is determined at a later date that registration is necessary. The Plan may be amended to provide for direct charge in the future.

     To begin participation in the Plan, a shareholder must sign and return, to the Accounting Agent at the address given above, an authorization card which appoints the Plan Agent as the shareholder's Agent for participation. An authorization card may be obtained from the Accounting Agent at the address given above or by calling the Accounting Agent at (312) 461-7763. Participation will begin with the next dividend payable after the Accounting Agent actually receives the authorization card, provided that the authorization card is received 15 days prior to the record date for that dividend. Otherwise, the shareholder will receive the dividend in the usual manner, and participation will begin with the next following dividend. Historically, record dates have normally preceded payment dates by approximately two weeks.

     Once a shareholder begins participation in the Plan, dividends are automatically reinvested until participation is terminated. Additional shares which are subsequently registered in a shareholder's identical name, address and account will also participate in the Plan.

     The Accounting Agent maintains an "open account" for each participant in the Plan and credits shares acquired through the Plan to it. Certificates are not issued for shareholders whose shares are held in an "open account." A shareholder may withdraw at any time some or all of the full shares held in the "open account" by sending a written request to the Accounting Agent at the address given above. Requesting a certificate for any or all of the full shares does not terminate participation in the Plan. Certificates for fractional shares will not be issued.

     A shareholder's stock certificates may be surrendered to the Accounting Agent and shares will be credited to the shareholder's "open account" and held by the Accounting Agent in uncertified form.

     A shareholder may terminate participation in the Plan at any time and receive future dividends in cash by sending a written notice to the Accounting Agent. Participation will end and the shareholder will receive future dividends in cash, provided that the Accounting Agent receives the notice 15 days prior to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the record date for that dividend. Otherwise, that dividend will be reinvested and cash payments will begin the next following dividend.

     When a shareholder terminates participation in the Plan, the shareholder's "open account" will contain a fractional share balance, and, if the shareholder has been a participant for a sufficient amount of time, will probably contain a full share balance. At the time participation in the Plan is terminated, the Accounting Agent will withdraw the full shares then credited to the shareholder's "open account." This value will be based on the closing price of the Company's stock in the open market on the effective date of the termination of participation. Any fractional shares will be redeemed in cash. There is no penalty or charge for withdrawal from the Plan. A shareholder may rejoin the Plan at any time.

     The Plan may be amended or terminated at any time only if notice of the amendment or termination has been sent to participants of the Plan. A notice would be sent to participants at least thirty days before the record date of the first dividend affected by the amendment or termination.

     The taxability of a shareholder's dividends for Federal income tax purposes is controlled by Federal tax law and not by the Plan. However, dividends reinvested through the Plan continue to be taxable for Federal income tax purposes.

     If the Plan Agent reinvests a shareholder's dividend by purchasing shares in the open market, the dividend is taxable just as if the shareholder received it in cash. If the Plan Agent reinvests the dividend by taking stock issued by the Company at net asset value, then, for Federal income tax purposes, the dividend is considered to be the greater of the net asset value reinvestment price or the fair market value (the closing price in the open market) on the payment date; therefore, a participating shareholder's taxable dividend may be greater than if the shareholder received the dividend in cash.

--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
--------------------------------------------------------------------------------

DIRECTORS
DR. FREDERICK R. FORD, Executive Vice President and Treasurer
     Purdue University
BRUCE J. GLOR, Executive Vice President
     Bank One, Indiana, NA
STEVEN R. HAZELBAKER, Vice President, CFO and Treasurer
     Meridian Mutual Insurance Company
MICHAEL S. HUNT, Retired Vice President
     Eli Lilly and Company
JAMES D. KECKLEY, Retired Executive Vice President
     Bank One, Indiana, NA
E. LYNN PLASTER, Retired Executive Vice President
     Bank One, Indiana, NA

OFFICERS
BRUCE J. GLOR, President
JEFFREY W. FOUNTAIN, CFA, Executive Vice President and Chief Investment Officer TIMOTHY P. HOLIHEN, CFA, Vice President
ROBERT L. YOUNG, Treasurer
JACQUELINE A. WEITZ, Secretary

--------------------------------------------------------------------------------

INVESTMENT ADVISOR
Bank One Investment Advisors Corporation
111 Polaris Parkway, OH1-0211
P.O. Box 710211
Columbus, OH 43271-0211

CUSTODIAN
Bank One Trust Company, NA
100 East Broad Street, OH1-0193
Columbus, OH 43271-0193

TRANSFER & DIVIDEND
DISBURSING AGENT
Harris Trust and Savings Bank
Shareholder Services Division
311 West Monroe Street, 14th Floor
Chicago, IL 60606
SHAREHOLDER INQUIRIES
Harris Trust and Savings Bank
Shareholder Services Division
311 West Monroe Street, 14th Floor
Chicago, IL 60606
Telephone (312) 461-7763

AUDITORS
ARTHUR ANDERSEN LLP
Bank One Center/Tower, Suite 4300
111 Monument Circle
Indianapolis, IN 46204-5143

COMPANY ADDRESS
P.O. Box 77004
Indianapolis, IN 46277-7004
Telephone (317) 321-8180

--------------------------------------------------------------------------------